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   SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C.  20549




                         FORM 8-K

                 CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported):
June 3, 1998



 AMERICAN GENERAL FINANCE CORPORATION
   (Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                    35-0416090
State or Other        (Commission File     (IRS Employer
Jurisdiction of           Number)               Identification
Incorporation)                                        No.)


       601 N.W. Second Street, Evansville, IN  47708
     (Address of Principal Executive Offices)(Zip Code)




Registrant's telephone number, including area code:
(812) 424-8031


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Item 5.    Other Events.

 On June 3, 1998, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 6% Senior Notes due June 1, 2001 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration
No. 333-28925), as amended by Amendment No. 1 on July 1, 1997 (the "Registration Statement"), and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated June 3, 1998.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:


 Exhibit
 Number     Description


 4(a)         Resolutions of the Terms and Pricing
                Committee adopted on June 3, 1998
                establishing the terms of the Notes,
                certified by an Assistant Secretary of the Company.

 4(b)         Form of 6% Senior Note due June 1, 2001.

 5             Opinion of Baker & Daniels, special counsel
                for the Company, as to the legality of the Notes.

                        SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                AMERICAN GENERAL FINANCE CORPORATION



Dated: June 5, 1998    By: /S/GEORGE W. SCHMIDT
                                   George W. Schmidt
                                   Controller and Assistant Secretary

                       EXHIBIT INDEX



Exhibit
Number       Description

4(a)    Resolutions of the Terms and Pricing Committee
          adopted on June 3, 1998 establishing the terms of the Notes, certified by an Assistant
          Secretary of the Company.

4(b)    Form of 6% Senior Note due June 1, 2001.

5        Opinion of Baker & Daniels, special counsel for the
          Company, as to the legality of the Notes.